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                                                                      Exhibit 23
                         Independent Auditors' Consent



The Board of Directors
The Andersons, Inc.



We consent to incorporation by reference in the registration statement (No. 333-53137) on Form S-8 of our report dated May 15, 2003 appearing on The Annual Report form 11-K of The Andersons, Inc., for the year ended December 31, 2002.

                                                       /s/Plante & Moran, PLLC


Toledo, Ohio
June 19, 2003